THE ALGER INSTITUTIONAL FUNDS

April 22, 2019 supplement to the Statement of Additional Information dated March 1, 2019, as supplemented to date

The Trustee ownership information on pages 28-29 of the SAI in the “Management – Information About Each Trustee’s Experience, Qualifications, Attributes or Skills” section is hereby deleted and replaced with the following:

The following table shows each current Trustee’s beneficial ownership as of December 31, 2018, by dollar range, of equity securities of the Trust and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1 – $10,000; C = $10,001 – $50,000; D = $50,001 – $100,000; E = over $100,000.

None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc. The table reflects Ms. Alger’s beneficial ownership of shares of the Funds, and of all Funds in the Alger Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger.

Equity Securities of Each Fund

Name of Trustee	Small Cap Growth	Mid Cap Growth	Focus Equity	Capital Appreciation Institutional	Aggregate Equity Securities of Funds in Alger Fund Complex Overseen by Trustee
Interested Trustee:
Hilary M. Alger	E	E	E	E	E

Independent Trustees:
Charles F. Baird, Jr.	A	A	A	A	A
Roger P. Cheever	A	A	A	A	E
Stephen E. O’Neil	A	A	A	A	D
David Rosenberg	A	A	A	A	C
Nathan E. Saint-Amand	A	A	A	A	E

S-ISAI 419